                                                                   EXHIBIT 10.41


         THIRD AMENDMENT, dated as of December 10, 2001 (this "Third
                                                               -----
Amendment"), among FIBERNET OPERATIONS, INC., a Delaware corporation
---------
("FiberNet"), DEVNET L.L.C., a Delaware limited liability company ("Devnet" and, together with FiberNet, the "Borrowers"), and DEUTSCHE BANK AG NEW YORK BRANCH ("DBAG"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent") for the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 9, 2001 (the "Credit Agreement"), among the Borrowers, the Lenders, the Administrative Agent, TORONTO DOMINION (USA) SECURITIES INC. ("TD"), as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and FIRST UNION INVESTORS, INC., as documentation agent for the Lenders (in such capacity, the "Documentation Agent").

                                    RECITALS
                                    --------

         WHEREAS, the Borrowers wish to make certain amendments to the Credit Agreement, which are more particularly described herein.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

                                  ARTICLE II.
                                  AMENDMENTS

Section 2.01      Definitions.
                  -----------

         (a) The following defined terms are added to Section 1.1 of the Credit
                                                      -----------
Agreement in their proper alphabetical order:

         "First Closing" means the issuance of $2,300,000 of Series J Convertible Preferred stock by Parent to SDS Merchant Fund, L.P., representing the first installment of the SDS Merchant Equity Contribution.

         "SDS Merchant Equity Contribution" means the contribution of cash to the equity capital of the Parent by SDS Merchant Fund, L.P. in an aggregate amount of not less than $8,000,000.

         "SDS Merchant Equity Contribution Documents" means the definitive documentation regarding the SDS Merchant Equity Contribution.

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         "Second Closing" means the issuance of $2,600,000 of Series J
Convertible Preferred stock by Parent to SDS Merchant Fund, L.P., representing the second installment of the SDS Merchant Equity Contribution.

         "Third Closing" means the issuance of $3,100,000 of Series J Convertible Preferred stock by Parent to SDS Merchant Fund, L.P., representing the third installment of the SDS Merchant Equity Contribution.

(b) The definition of "Stage 1" is amended by replacing the words "December 30, 2002" in the fourth line thereof with the words "March 31, 2003".

(c) The definition of "Change in Control" is amended by adding the words "(other than the sale of up to 35% of the Capital Stock of the Parent to SDS Merchant Fund, L.P. and its Affiliates)" after the words "to any such `person' or `group'" in the sixth line thereof

Section 2.02      Equity Financing Fee.
                  ---------------------

     (a) Section 2.4.D. of the Credit Agreement is deleted in its entirety.
         --------------

Section 2.03      Borrowing Mechanics.
                  --------------------

     (a) Section 2.1.B.(i) of the Credit Agreement is amended by adding the
         -----------------
words ", or the entire remaining undrawn amount thereof" after the words "in excess of that amount" in the forth line thereof.

Section 2.04      Prepayments Due to Issuance of Debt or Equity.
                  ----------------------------------------------

     (a) Section 2.5.B.(iii)(d) of the Credit Agreement is amended by (i)
         ----------------------
replacing the words "the first $38,000,000" in the twentieth line thereof with the words "the first $39,000,000" and (ii) replacing the words "December 31, 2001" in the twenty-third line thereof with the words "December 31, 2002".

Section 2.05      Monthly Statements.
                  ------------------

     (a) The following covenant shall be added to Section 5.1 of the Credit
                                                  -----------
Agreement:

                  (xvi) Monthly Statements: as soon as available, and in any
                        ------------------
         event within (a) 15 days after the end of each calendar month (other than the months of March, June, September and December) or (b) 30 days after then end of the months of March, June, September and December, a monthly statement of the members of the Borrower Group as at the end of such month setting forth (1) their Available Cash as at such date, (2) their accounts receivable balance as at such date and the actual number of days such receivables are outstanding, and (3) their accounts payable balance as at such date and the actual number of days such payables are outstanding.

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Section 2.06      Additional Equity Contribution.
                  ------------------------------

     (a) The following covenant shall be added to Article V of the Credit
                                                  ---------
Agreement:

                  SECTION 5.16      ADDITIONAL EQUITY CONTRIBUTION
                                    ------------------------------

                  The Administrative Agent shall have received evidence demonstrating to the reasonable satisfaction of the Administrative Agent, the Syndication Agent and the Documentation Agent that the Parent shall have received cash proceeds (net of underwriting discounts, commissions and the reasonable expenses associated therewith) in an amount equal to or greater than $5,000,000 from the issuance of its Capital Stock during the period from and after the First Closing to and including December 31, 2002 (which $5,000,000 shall be in addition to the SDS Merchant Equity Contribution), and the Parent shall have contributed (or shall concurrently contribute) the proceeds thereof as equity to FiberNet pursuant to an equity contribution agreement reasonably satisfactory to the Administrative Agent, the Syndication Agent and the Documentation Agent.

Section 2.07      Pro Forma Compliance.
                  ---------------------

     (a) Section 3.2.E. of the Credit Agreement is amended by replacing the
         --------------
words "set forth in Sections 6.6.A., 6.6.B. and 6.6.E." in the forth line
                    ---------------  ------     ------
thereof with the words "set forth in Sections 6.6.A. and 6.6.E.".
                                     ---------------     ------

Section 2.08      Financial Covenants.
                  -------------------

     (a) Section 6.6.B. of the Credit Agreement is deleted in its entirety.
         --------------

     (b) Section 6.6.C. of the Credit Agreement is amended by deleting the chart
         --------------
which appears immediately after the words "set forth below:" in the fourth line thereof and adding the following chart after the words "set forth below:" in the fourth line thereof:


       =================================== ================================
                      Date                 Minimum Cumulative Net Revenue
                                                From January 1, 2000
                                                    (in Dollars)

       ----------------------------------- --------------------------------
                 March 31, 2001                      28,014,300
       ----------------------------------- --------------------------------
                 June 30, 2001                       34,728,200
       ----------------------------------- --------------------------------
               September 30, 2001                    36,761,700
       ----------------------------------- --------------------------------
               December 31, 2001                     49,121,300

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       ----------------------------------- --------------------------------
                 March 31, 2002                      56,398,000
       ----------------------------------- --------------------------------
                 June 30, 2002                       65,677,000
       ----------------------------------- --------------------------------
               September 30, 2002                    76,669,100
       ----------------------------------- --------------------------------
               December 31, 2002                     89,437,900
       =================================== ================================


     (c) Section 6.6.D. of the Credit Agreement is amended by deleting the chart
         --------------
which appears immediately after the words "set forth below:" in the fourth line thereof and adding the following chart after the words "set forth below:" in the fourth line thereof:


       ==================================== ===============================
                      Date                        Minimum Cumulative
                                               Consolidated EBITDA From
                                                   January 1, 2000
                                                     (in Dollars)
       ------------------------------------ -------------------------------
                 March 31, 2001                      (28,501,900)
       ------------------------------------ -------------------------------
                  June 30, 2001                      (34,821,300)
       ------------------------------------ -------------------------------
               September 30, 2001                    (39,691,600)
       ------------------------------------ -------------------------------
                December 31, 2001                    (36,233,100)
       ------------------------------------ -------------------------------
                 March 31, 2002                      (36,842,800)
       ------------------------------------ -------------------------------
                  June 30, 2002                      (35,515,000)
       ------------------------------------ -------------------------------
               September 30, 2002                    (33,491,500)
       ------------------------------------ -------------------------------
                December 31, 2002                    (29,268,000)
       ==================================== ===============================


     (d) Section 6.6.F. of the Credit Agreement is amended by deleting the chart
         --------------
which appears immediately after the words "set forth below:" in the fourth line thereof and adding the following chart after the words "set forth below:" in the fourth line thereof:



---------------------------------- -----------------------------------
              Date                  Maximum Cumulative Consolidated
                                          Capital Expenditures
                                          From January 1, 2000
                                              (In Dollars)
---------------------------------- -----------------------------------

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      ------------------------------- -------------------------------
      March 31, 2001                              98,341,200
      ------------------------------- -------------------------------
      June 30, 2001                              112,119,400
      ------------------------------- -------------------------------
      September 30, 2001                         124,627,000
      ------------------------------- -------------------------------
      December 31, 2001                          130,732,200
      ------------------------------- -------------------------------
      March 31, 2002                             132,860,300
      ------------------------------- -------------------------------
      June 30, 2002                              135,182,400
      ------------------------------- -------------------------------
      September 30, 2002                         137,509,500
      ------------------------------- -------------------------------
      December 31, 2002                          140,219,800
      ------------------------------- -------------------------------
      March 31, 2003                             142,935,300
      ------------------------------- -------------------------------
      June 30, 2003                              145,215,200
      ------------------------------- -------------------------------
      September 30, 2003                         147,626,400
      ------------------------------- -------------------------------
      December 31, 2003                          150,169,000
      ------------------------------- -------------------------------
      March 31, 2004                             152,906,100
      ------------------------------- -------------------------------
      June 30, 2004                              155,459,700
      ------------------------------- -------------------------------
      September 30, 2004                         158,082,000
      ------------------------------- -------------------------------
      December 31, 2004                          161,025,000
      ------------------------------- -------------------------------
      March 31, 2005                             163,469,700
      ------------------------------- -------------------------------
      June 30, 2005                              165,920,200
      ------------------------------- -------------------------------
      September 30, 2005                         168,439,500
      ------------------------------- -------------------------------
      December 31, 2005                          170,964,900
      ------------------------------- -------------------------------
      March 31, 2006                             173,471,200
      ------------------------------- -------------------------------
      June 30, 2006                              175,872,700
      ------------------------------- -------------------------------
      September 30, 2006                         178,342,700
      ------------------------------- -------------------------------
      December 31, 2006                          181,023,000
      ------------------------------- -------------------------------

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     (e) Section 6.6.G. of the Credit Agreement is amended by deleting the chart
         --------------
which appears immediately after the words "set forth below:" in the fourth line thereof and adding the following chart after the words "set forth below:" in the fourth line thereof:

      =================================== ================================
                     Date                   Consolidated Leverage Ratio

      ----------------------------------- --------------------------------
      From  and  after  the  last day of            6.0 to 1.0
      the first Fiscal  Quarter to occur
      during    Stage   2   until    and
      including March 31, 2003
      ----------------------------------- --------------------------------
      June 30, 2003                                 4.25 to 1.0
      ----------------------------------- --------------------------------
      September 30, 2003                            3.75 to 1.0
      ----------------------------------- --------------------------------
      December 31, 2003                             3.25 to 1.0
      ----------------------------------- --------------------------------
      March 31, 2004                                2.75 to 1.0
      ----------------------------------- --------------------------------
      June 30, 2004                                 2.25 to 1.0
      ----------------------------------- --------------------------------
      September  30,  2004  and the last            2.00 to 1.0
      day   of   each   Fiscal   Quarter
      thereafter
      ----------------------------------- --------------------------------


     (f) Section 6.6.H. of the Credit Agreement is amended by deleting it in its
         --------------
entirety and replacing it with the following:

          H. Consolidated Interest Coverage Ratio. At the end of each Fiscal Quarter of the Borrower Group during Stage 2, no Borrower shall permit the Consolidated Interest Coverage Ratio to be less than (i) from and after the last day of the first Fiscal Quarter to occur during Stage 2 until and including March 31, 2003, 2.00 to 1.0 and (ii) from and after June 30, 2003 until and including the first day of each Fiscal Quarter thereafter, 3.0 to 1.0.

     (g) Section 6.6.I. of the Credit Agreement is amended by deleting it in its
         --------------
entirety and replacing it with the following:

          I. Consolidated Fixed Charge Coverage Ratio. At the end of each Fiscal Quarter of the Borrower Group during Stage 2, no Borrower shall permit the Consolidated Fixed Charge Coverage Ratio to be less than (i) from and after the last day of the first Fiscal Quarter to occur during Stage 2 until and including

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     March 31, 2003, 1.75 to 1.0, (ii) from June 30, 2003 until and including
     December 31, 2003, 2.00 to 1.0 and (iii) from and after March 31, 2004 until and including the last day of each Fiscal Quarter thereafter, 1.50 to 1.0.

Section 2.09      Events of Default.
                  ------------------

     (a) Article VII of the Credit Agreement is amended by replacing the words "Section 7.1 through Section 7.17" in the second line thereof with the words "Section 7.1 through Section 7.19".

Section 2.10      SDS Merchant Equity Contribution.
                  ---------------------------------

     (a) The following event of default shall be added to Article VII of the
                                                          -----------
Credit Agreement:

SECTION 7.19      SDS MERCHANT EQUITY CONTRIBUTION
                  --------------------------------

     The Parent shall have opted out of the Second Closing or Third Closing of the SDS Merchant Equity Contribution without the prior written consent of the Majority Lenders.

Section 2.11      Remedies.
                  ---------

     (a) Section 7.19 of the Credit Agreement is renumbered as Section 7.20 of
         ------------                                          ------------
the Credit Agreement.

                                  ARTICLE III.
                                  MISCELLANEOUS

Section 3.01      Execution of this Third Amendment; Effectiveness.
                  ------------------------------------------------

         This Third Amendment is executed and shall be construed as an amendment to the Credit Agreement, and, as provided in the Credit Agreement, this Third Amendment forms a part thereof. This Third Amendment shall be effective only if each of the following conditions is satisfied prior to 5:00 p.m. New York City time on a Business Day occurring on or before December 10, 2001:

     (a) The First Closing shall have been consummated on the terms set forth in the SDS Merchant Equity Contribution Documents and upon satisfaction of the conditions therein set forth; and

     (b) The Borrowers shall have paid to each of the Lenders an amendment fee equal to the product of 0.1% multiplied by the amount of each such Lender's Loan Exposure as of December 10, 2001.

Section 3.02      Representations and Warranties.
                  ------------------------------

         The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (a) all consents, approvals and authorizations necessary for the Borrowers' execution, delivery and performance of this Third Amendment have been obtained or made and
(b) this Third Amendment has been duly executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms.

Section 3.03      Waiver.
                  ------

         This Third Amendment is made in amendment and modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and the other Loan Documents and, except as specifically modified pursuant to the terms of this Third Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this Third Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Potential Event of Default or Event of Default now existing or hereafter arising.

Section 3.04      Counterparts; Integration; Effectiveness.
                  ----------------------------------------

         This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Third Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In addition to the requirements set forth above in Section 3.01, this Third Amendment shall become effective when it shall have been executed by each of the Borrowers and the Administrative Agent and when the Administrative Agent shall have received the written consent of the Majority Lenders to the entering into of this Third Amendment, and thereafter shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 9.16 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Third Amendment.

Section 3.05      Severability.
                  ------------

         Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 3.06      Governing Law.
                  -------------

         This Third Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law provisions thereof, other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Section 3.07      Headings.
                  --------

         Article and Section headings used herein are for convenience of reference only, are not part of this Third Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Third Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                   FIBERNET OPERATIONS, INC.


                                   By:
                                          ------------------------------------
                                     Name:
                                     Title:


                                   DEVNET L.L.C.


                                   By:
                                          ------------------------------------
                                     Name:
                                     Title:


                                   DEUTSCHE BANK AG NEW YORK

                                   BRANCH, as Administrative Agent

                                   By:
                                          ------------------------------------
                                     Name:
                                     Title:


                                   By:
                                          ------------------------------------
                                     Name:
                                     Title:



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